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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (date of earliest event reported):  February 20, 2001
                             ---------------------

                                LookSmart, Ltd.
            (Exact name of registrant as specified in its charter)

   Delaware                         0-26357                  13-3904355
 ------------                     -----------              --------------
(State or other jurisdiction     (Commission                (IRS Employer
  of incorporation)               File Number)            Identification No.)

       625 Second Street, San Francisco, California             94107
     -------------------------------------------              ----------
       (Address of principal executive offices)               (Zip Code)


                                (415) 348-7000
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              Registrant's telephone number, including area code
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Item 5. Other Events.

     On February 20, 2001, LookSmart Ltd., a Delaware corporation ("LookSmart"), filed a Tender Offer Statement on Schedule TO, announcing LookSmart's offer to exchange ("Offer to Exchange") certain eligible options outstanding under the LookSmart, Ltd. Amended and Restated 1998 Stock Plan ("Option Plan") to purchase shares of LookSmart common stock, par value $0.001 per share ("Common Stock"), having an exercise price per share of more than $2.50 (the "Eligible Options"). The following classes of options are deemed not to be Eligible Options and therefore cannot participate in the Offer to Exchange: (i) options granted on April 20, 2000 at an exercise price of $43.00 per share, options granted on May 11, 2000 at an exercise price of $18.75 per share and options granted on October 25, 2000 at an exercise price of $6.16 per share (collectively, the "Special Options"); (ii) options held by option holders who have not been service providers of LookSmart or one of its subsidiaries from the date they elect to exchange their Eligible Options until the date the Offer to Exchange expires;
(iii) additional options exercisable for at least 500,000 shares of Common Stock at an exercise price of $39.00 per share; and (iv) options with an exercise price of $2.50 or less.

     In exchange for the Eligible Options tendered by an option holder, LookSmart will grant each option holder new options to purchase that number of shares of Common Stock which is equal to the number of shares of Common Stock subject to the Eligible Options that he or she elects to exchange and that LookSmart accepts ("New Options"). The New Options will be issued under the Option Plan and a new option agreement will be executed between LookSmart and each option holder who accepts the Offer to Exchange. The terms and conditions of the New Options will be the same as the terms and conditions of the Eligible Options, except that: (1) the exercise price of the New Options will be $2.50;
(2) the New Options will have a term that expires at 12:00 midnight, Pacific Standard Time, on December 31, 2005; and (3) all New Options will be nonqualified stock options.

     Option holders who accept the Offer to Exchange must accept the Offer to Exchange with respect to all of their Eligible Options and, in addition, will have all of their Special Options cancelled.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          None.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LookSmart, Ltd.
                                        (Registrant)

February 20, 2001                       /s/ Robert Mally
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Date                                     Robert Mally, Vice President of
                                         Finance and Senior Controller